Exhibit 99.1

SB Financial Group Announces Second Quarter 2021 Results

DEFIANCE, OH, July 26, 2021 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the second quarter and six months ended June 30, 2021.

Second quarter 2021 highlights over prior-year second quarter include:

●	Net income of $3.8 million; diluted earnings per share (“EPS”) of $0.52 or a 10.6 percent increase
●	Adjusted net income, excluding the impact of the Originated Mortgage Servicing Rights (“OMSR”) impairment of $0.1 million was $3.84 million, with EPS of $0.53
●	Mortgage origination volume of $164.9 million, reflects a decrease of $58.8 million, or 26.3 percent

Six months ended June 30, 2021, highlights over prior-year six months include:

●	Net income of $10.8 million and diluted EPS of $1.49, compared to $4.3 million, or $0.56 per share or a 166.1 percent increase
●	Adjusted net income, excluding the impact of OMSR activity and merger costs of $8.8 million, up $0.9 million or 10.9 percent
●	Adjusted diluted EPS of $1.21, up $0.18 per share or 17.5 percent

Second quarter 2021 trailing twelve-month highlights include:

●	Loans excluding Paycheck Protection Program (“PPP”) loan balances of $34.8 million, decreased $3.0 million, or 0.4 percent from the prior year
●	Deposits grew by $100.4 million, or 10.1 percent to $1.09 billion at quarter end
●	Mortgage origination volume of $689.9 million; servicing portfolio of $1.32 billion, which is up $1.2 million, or 4.9 percent

Highlights ($ in thousands, except per	Three Months Ended			Six Months Ended
share & ratios)	Jun. 2021	Jun. 2020	% Change	Jun. 2021	Jun. 2020	% Change
Operating revenue	$15,694	$17,487	-10.3%	$36,241	$28,196	28.5%
Interest income	10,163	10,595	-4.1%	20,868	21,239	-1.7%
Interest expense	1,006	1,723	-41.6%	2,086	3,819	-45.4%
Net interest income	9,157	8,872	3.2%	18,782	17,420	7.8%
Provision for loan losses	-	1,300	-100.0%	750	1,900	-60.5%
Noninterest income	6,537	8,615	-24.1%	17,459	10,776	62.0%
Noninterest expense	11,076	11,662	-5.0%	21,985	21,068	4.4%
Net income	3,761	3,655	2.9%	10,842	4,336	150.0%
Earnings per diluted share	0.52	0.47	10.6%	1.49	0.56	166.1%
Return on average assets	1.13%	1.25%	-9.6%	1.66%	0.78%	112.8%
Return on average equity	10.42%	10.31%	1.1%	15.09%	6.22%	142.6%

Non-GAAP Measures
Adjusted net income	$3,840	$5,495	-30.1%	$8,783	$7,923	10.9%
Adjusted diluted EPS	0.53	0.71	-25.4%	1.21	1.03	17.5%
Adjusted return on average assets	1.16%	1.88%	-38.3%	1.50%	1.42%	5.6%
Adjusted pre-tax, pre-provision income	4,717	8,154	-42.2%	10,900	11,669	-6.6%

“We began to see some return to normalcy in our second quarter results” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “We achieved month over month loan growth in May and June and despite market headwinds, our mortgage team originated nearly $165 million in volume this quarter. We also successfully completed a debt raise in the quarter, which will serve us well as we look to grow our Company in the coming years.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was down 10.3 percent from the second quarter of 2020, and down 23.6 percent from the linked quarter.

●	Net interest income was up from the year-ago quarter by 3.2 percent, but down 4.9 percent from the linked quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was down from both year-ago and linked quarters by 38 and 27 basis points, respectively, as cash balances continued to be higher than normal and PPP forgiveness slowed.

●	Noninterest income was down 24 and 40 percent from the year ago and linked quarters, respectively, due to lower mortgage volume and no OMSR recapture.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2021 were $164.9 million, down $58.8 million, or 26.3 percent, from the year-ago quarter. Total sales of originated loans were $119.1 million, down $85.6 million, or 41.8 percent, from the year-ago quarter. For the first six months of 2021, SB Financial had total volume of $320.7 million, of which $143.1 million (44 percent) was new purchase/construction lending, $92.3 million was external refinance (29 percent), and the remaining $85.3 million (27 percent) was internal refinance.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $4.0 million for the second quarter of 2021, compared to $6.2 million for the year-ago quarter. The mortgage servicing valuation adjustment for the second quarter of 2021 was a negative $0.1 million, compared to a negative adjustment of $1.1 million for the second quarter of 2020. For the first six months of 2021, the recapture of servicing rights was $2.6 million compared to impairment of $3.3 million for the prior year six months. The aggregate servicing valuation impairment ended the quarter at $2.3 million. The servicing portfolio at June 30, 2021, was $1.32 billion, up $0.06 billion, or 4.9 percent, from $1.26 billion at June 30, 2020.

Mr. Klein noted, “The slowdown in refinance transactions and the lower levels of housing inventory were headwinds in the quarter, but we are pleased with the relationships we have built that allow us to continue to increase the number of households serviced. We continue to expand and add resources to this business line and it continues to provide great revenue diversity.”

Mortgage Banking
($ in thousands)	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Jun. 2020
Mortgage originations	$164,883	$155,836	$168,997	$200,158	$223,671
Mortgage sales	119,064	136,708	143,151	166,201	204,628
Mortgage servicing portfolio	1,323,804	1,304,097	1,299,698	1,293,037	1,261,746
Mortgage servicing rights	10,678	10,490	7,759	8,535	8,168

Mortgage servicing revenue
Loan servicing fees	830	859	857	813	782
OMSR amortization	(948)	(1,187)	(1,283)	(1,308)	(1,574)
Net administrative fees	(118)	(328)	(426)	(495)	(792)
OMSR valuation adjustment	(99)	2,706	(611)	326	(1,088)
Net loan servicing fees	(217)	2,378	(1,037)	(169)	(1,880)
Gain on sale of mortgages	4,255	5,859	7,197	8,085	8,119
Mortgage banking revenue, net	$4,038	$8,237	$6,160	$7,916	$6,239

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income for the quarter was down from the prior year and the linked quarter by 24 and 40 percent, respectively. Gain on sale yields on mortgage loan sales were down 40 basis points from the prior year and the total dollars of sales were down nearly $86 million. Wealth management revenue was up over 23 percent from the prior year due to higher retention levels and growth in the equity sector. Reflective of the continued strength in the mortgage market, SB Financial’s Title Agency provided revenue in the quarter of $0.5 million.

For the second quarter of 2021, noninterest expense of $11.1 million was down $0.6 million compared to the prior year or 5.0 percent. Lower mortgage volume and timing of technology initiatives have resulted in lower operating expenses.

Mr. Klein stated, “The wealth management business line has grown nicely year over year and it demonstrates the full slate of products we can provide to both our retail and business clients. The Peak Title partnership is growing each quarter and will continue to provide additional points of entry to new markets.”

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Jun. 2020
Noninterest Income (NII)	$6,537	$10,922	$8,902	$10,418	$8,615
NII / Total Revenue	41.7%	53.2%	49.0%	52.9%	49.3%
NII / Average Assets	2.0%	3.4%	2.9%	3.4%	3.0%
Total Revenue Growth	-10.3%	91.9%	24.7%	36.4%	39.6%

Noninterest Expense (NIE)	$11,076	$10,909	$10,684	$11,335	$11,662
Efficiency Ratio	70.5%	53.0%	58.8%	57.5%	66.7%
NIE / Average Assets	3.3%	3.4%	3.5%	3.7%	4.0%
Net Noninterest Expense/Avg. Assets	-1.4%	0.0%	-0.6%	-0.3%	-1.0%
Total Expense Growth	-5.0%	16.0%	5.0%	19.3%	28.0%
Operating Leverage	-2.1	5.7	4.9	1.9	1.4

Balance Sheet

Total assets as of June 30, 2021, were $1.3 billion, up $0.1 billion, or 9.1 percent, from the year ago quarter due to higher liquidity levels and PPP activity. Total shareholders’ equity as of June 30, 2021, was $144.0 million, up 4.4 percent from a year ago, and comprised 11.0 percent of total assets.

Total loans held for investment were $850.5 million at June 30, 2021, down $51.0 million, or 5.7 percent, from June 30, 2020. Excluding PPP activity from both years, loan balances were down just $3.0 million, or 0.4 percent.

The investment portfolio of $217.1 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 16.5 percent of assets at June 30, 2021, and was up 99.0 percent from the year-ago period. Deposit balances of $1.09 billion at June 30, 2021, increased by $0.1 billion, or 10.1 percent, since June 30, 2020. Growth from the prior year included $44.4 million in checking and $56.0 million in savings and time deposit balances.

Mr. Klein continued, “Positive loan growth from the linked quarter was welcomed and we feel good about the loan pipelines in all of our markets. Our focus on Private Client residential real estate has provided a good lift in not only balances but has allowed us to expand our relationships with high end clients that have high potential to utilize multiple services. Asset quality metrics have continued to improve and we are pleased that all COVID deferrals are now back to full paying status.”

Loan Balances

($ in thousands, except ratios)	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Jun. 2020	Annual Growth
Commercial	$149,998	$179,157	$203,256	$216,667	$222,108	$(72,110)
% of Total	17.6%	21.1%	23.3%	24.5%	24.6%	-32.5%
Commercial RE	389,287	385,403	370,984	371,947	375,450	13,837
% of Total	45.8%	45.4%	42.5%	42.0%	41.6%	3.7%
Agriculture	50,895	48,405	55,251	57,420	58,817	(7,922)
% of Total	6.0%	5.7%	6.3%	6.5%	6.5%	-13.5%
Residential RE	203,294	176,998	182,076	178,393	184,684	18,610
% of Total	23.9%	20.9%	20.9%	20.1%	20.6%	10.1%
Consumer & Other	57,039	58,213	61,156	61,423	60,489	(3,450)
% of Total	6.7%	6.9%	7.0%	6.9%	6.7%	-5.7%
Total Loans	$850,513	$848,176	$872,723	$885,850	$901,548	$(51,035)
Total Growth Percentage						-5.7%

Deposit Balances

($ in thousands, except ratios)	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Jun. 2020	Annual Growth
Non-Int DDA	$240,572	$273,026	$251,649	$225,003	$229,042	$11,530
% of Total	22.0%	24.4%	24.0%	22.2%	23.1%	5.0%
Interest DDA	187,023	191,593	176,785	164,248	154,143	32,880
% of Total	17.1%	17.1%	16.9%	16.2%	15.6%	21.3%
Savings	235,231	218,260	174,864	169,474	161,182	74,049
% of Total	21.6%	19.5%	16.7%	16.7%	16.2%	45.9%
Money Market	255,512	249,088	216,164	204,862	189,380	66,132
% of Total	23.4%	22.2%	20.6%	20.2%	19.1%	34.9%
Time Deposits	172,696	188,229	229,549	250,428	256,840	(84,144)
% of Total	15.8%	16.8%	21.9%	24.7%	25.9%	-32.8%
Total Deposits	$1,091,034	$1,120,196	$1,049,011	$1,014,015	$990,587	$100,447
Total Growth Percentage						10.1%

Asset Quality

SB Financial reported nonperforming assets of $6.0 million as of June 30, 2021, down $1.7 million or 22.6 percent from the year-ago quarter. The Company took $0.02 million in charge-offs in the quarter and believes that further pressure on the portfolio due to the COVID-19 impact is unknown, but impact is currently minimal. The coverage of problem loans by the loan loss allowance was at 304 percent at June 30, 2021, up from 136 percent at June 30, 2020. As of June 30, 2021, the Company had no remaining COVID related forbearances in place.

Nonperforming Assets

($ in thousands, except ratios)	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Jun. 2020	Annual Change
Commercial & Agriculture	$375	$615	$902	$1,140	$1,204	$(829)
% of Total Com./Ag. loans	0.19%	0.27%	0.35%	0.42%	0.43%	-68.9%
Commercial RE	1,026	2,402	2,412	2,475	2,484	(1,458)
% of Total CRE loans	0.26%	0.62%	0.65%	0.67%	0.66%	-58.7%
Residential RE	1,751	2,138	2,704	2,481	2,538	(787)
% of Total Res. RE loans	0.86%	1.21%	1.49%	1.39%	1.37%	-31.0%
Consumer & Other	463	480	408	313	308	155
% of Total Con./Oth. loans	0.81%	0.82%	0.67%	0.51%	0.51%	50.3%
Total Nonaccruing Loans	3,615	5,635	6,426	6,409	6,534	(2,919)
% of Total loans	0.43%	0.66%	0.74%	0.72%	0.72%	-44.7%
Accruing Restructured Loans	758	794	810	789	804	(46)
Total Change (%)						-5.7%
Total Nonaccruing & Restructured Loans	4,373	6,429	7,236	7,198	7,338	(2,965)
% of Total loans	0.51%	0.76%	0.83%	0.81%	0.81%	-40.4%
Foreclosed Assets	1,603	43	23	76	382	1,221
Total Change (%)						319.6%
Total Nonperforming Assets	$5,976	$6,472	$7,259	$7,274	$7,720	$(1,744)
% of Total assets	0.46%	0.49%	0.58%	0.60%	0.64%	-22.6%

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 27, 2021, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein
Chairman, President and
Chief Executive Officer
Mark.Klein@YourStateBank.com

Anthony V. Cosentino
Executive Vice President and
Chief Financial Officer
Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in thousands)	2021	2021	2020	2020	2020

ASSETS
Cash and due from banks	$154,993	$206,036	$140,690	$94,641	$85,661
Interest bearing time deposits	2,906	3,562	5,823	8,956	10,542
Available-for-sale securities	211,756	177,918	149,406	130,315	104,289
Loans held for sale	8,731	8,689	7,234	13,943	13,742
Loans, net of unearned income	850,513	848,176	872,723	885,850	901,548
Allowance for loan losses	(13,306)	(13,326)	(12,574)	(11,793)	(10,013)
Premises and equipment, net	24,343	23,233	23,557	23,785	23,662
Federal Reserve and FHLB Stock, at cost	5,303	5,303	5,303	5,303	4,837
Foreclosed assets held for sale, net	1,603	43	23	76	382
Interest receivable	3,000	3,371	3,799	4,159	4,272
Goodwill	22,091	22,091	22,091	22,091	22,117
Cash value of life insurance	17,721	17,651	17,530	17,453	17,375
Mortgage servicing rights	10,678	10,490	7,759	8,535	8,168
Other assets	12,175	12,630	14,475	14,927	16,354

Total assets	$1,312,507	$1,325,867	$1,257,839	$1,218,241	$1,202,936

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$240,572	$273,026	$251,649	$225,003	$229,042
Interest bearing demand	187,023	191,593	176,785	164,248	154,143
Savings	235,231	218,260	174,864	169,474	161,182
Money market	255,512	249,088	216,164	204,862	189,380
Time deposits	172,696	188,229	229,549	250,428	256,840
Total deposits	1,091,034	1,120,196	1,049,011	1,014,015	990,587

Short-term borrowings	25,096	24,321	20,189	20,710	23,826
Federal Home Loan Bank advances	5,500	8,000	8,000	8,000	13,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,522	-	-	-	-
Interest payable	417	489	616	946	929
Other liabilities	16,611	18,585	26,790	22,913	26,403
Total liabilities	1,168,490	1,181,901	1,114,916	1,076,894	1,065,055

Shareholders' Equity
Common stock	54,463	54,463	54,463	54,463	54,463
Additional paid-in capital	14,906	14,755	14,845	14,782	14,780
Retained earnings	93,851	90,883	84,578	80,012	75,526
Accumulated other comprehensive income (loss)	499	(457)	2,210	2,221	2,320
Treasury stock	(19,702)	(15,678)	(13,173)	(10,131)	(9,208)
Total shareholders' equity	144,017	143,966	142,923	141,347	137,881

Total liabilities and shareholders' equity	$1,312,507	$1,325,867	$1,257,839	$1,218,241	$1,202,936

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Six Months Ended
($ in thousands, except per	June	March	December	September	June	June	June
share & ratios)	2021	2021	2020	2020	2020	2021	2020

Interest income
Loans
Taxable	$9,196	$9,926	$9,816	$10,179	$9,945	$19,122	$19,740
Tax exempt	47	48	54	47	59	95	138
Securities
Taxable	835	643	632	494	510	1,478	1,202
Tax exempt	85	88	87	87	81	173	159
Total interest income	10,163	10,705	10,589	10,807	10,595	20,868	21,239

Interest expense
Deposits	818	962	1,218	1,423	1,549	1,780	3,429
Repurchase agreements & other	12	11	10	12	20	23	48
Federal Home Loan Bank advances	51	56	58	59	92	107	192
Trust preferred securities	50	51	52	54	62	101	150
Subordinated debt	75	-	-	-	-	75	-
Total interest expense	1,006	1,080	1,338	1,548	1,723	2,086	3,819

Net interest income	9,157	9,625	9,251	9,259	8,872	18,782	17,420

Provision for loan losses	-	750	800	1,800	1,300	750	1,900

Net interest income after provision for loan losses	9,157	8,875	8,451	7,459	7,572	18,032	15,520

Noninterest income
Wealth management fees	955	912	863	839	775	1,867	1,543
Customer service fees	820	758	728	730	667	1,578	1,349
Gain on sale of mtg. loans & OMSR	4,255	5,859	7,197	8,085	8,119	10,114	10,068
Mortgage loan servicing fees, net	(217)	2,378	(1,037)	(169)	(1,880)	2,161	(3,932)
Gain on sale of non-mortgage loans	45	17	123	119	107	62	211
Title insurance revenue	532	521	522	517	609	1,053	874
Gain (loss) on sale of assets	2	(2)	181	(52)	(80)	-	(126)
Other	145	479	325	349	298	624	789
Total noninterest income	6,537	10,922	8,902	10,418	8,615	17,459	10,776

Noninterest expense
Salaries and employee benefits	6,881	6,620	6,556	6,995	6,419	13,501	11,846
Net occupancy expense	748	740	782	736	675	1,488	1,373
Equipment expense	778	732	818	888	780	1,510	1,480
Data processing fees	653	534	633	586	1,288	1,187	1,836
Professional fees	574	764	631	695	1,224	1,338	1,981
Marketing expense	220	135	172	137	141	355	349
Telephone and communication expense	139	154	156	142	122	293	237
Postage and delivery expense	97	111	108	96	96	208	211
State, local and other taxes	278	323	299	331	262	601	516
Employee expense	161	153	103	155	93	314	277
Other expenses	547	643	426	574	562	1,190	962
Total noninterest expense	11,076	10,909	10,684	11,335	11,662	21,985	21,068

Income before income tax expense	4,618	8,888	6,669	6,542	4,525	13,506	5,228

Income tax expense	857	1,807	1,311	1,292	870	2,664	892

Net income available to common shareholders	$3,761	$7,081	$5,358	$5,250	$3,655	$10,842	$4,336

Common share data:
Basic earnings per common share	$0.53	$0.97	$0.71	$0.69	$0.47	$1.50	$0.56
Diluted earnings per common share	$0.52	$0.97	$0.71	$0.69	$0.47	$1.49	$0.56

Average shares outstanding (in thousands):
Basic:	7,148	7,317	7,487	7,607	7,708	7,232	7,750
Diluted:	7,200	7,335	7,487	7,607	7,708	7,256	7,750

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands,	At and for the Three Months Ended					Six Months Ended
except per share & ratios)	June	March	December	September	June	June	June
SUMMARY OF OPERATIONS	2021	2021	2020	2020	2020	2021	2020
Net interest income	$9,157	$9,625	$9,251	$9,259	$8,872	$18,782	$17,420
Tax-equivalent adjustment	35	36	37	36	37	71	79
Tax-equivalent net interest income	9,192	9,661	9,288	9,295	8,909	18,853	17,499
Provision for loan loss	-	750	800	1,800	1,300	750	1,900
Noninterest income	6,537	10,922	8,902	10,418	8,615	17,459	10,776
Total operating revenue	15,694	20,547	18,153	19,677	17,487	36,241	28,196
Noninterest expense	11,076	10,909	10,684	11,335	11,662	21,985	21,068
Pre-tax pre-provision income	4,618	9,638	7,469	8,342	5,825	14,256	7,128
Pretax income	4,618	8,888	6,669	6,542	4,525	13,506	5,228
Net income	3,761	7,081	5,358	5,250	3,655	10,842	4,336

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.53	0.97	0.71	0.69	0.47	1.50	0.56
Diluted earnings per share	0.52	0.97	0.71	0.69	0.47	1.49	0.56
Common dividends	0.110	0.105	0.105	0.100	0.100	0.215	0.195
Book value per common share	20.50	19.88	19.39	18.73	17.98	20.50	17.98
Tangible book value per common share (TBV)	17.26	16.74	16.30	15.72	15.01	17.26	15.01
Market price per common share	18.50	18.26	18.28	13.49	16.62	18.50	16.62
Market price to TBV	107.2%	109.1%	112.1%	85.8%	110.8%	107.2%	110.8%
Market price to trailing 12 month EPS	6.4	6.4	9.3	8.0	11.4	6.4	11.4

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.13%	2.21%	1.73%	1.73%	1.25%	1.66%	0.78%
Pre-tax pre-provision ROAA	1.39%	3.01%	2.41%	2.74%	1.99%	2.32%	1.28%
Return on average equity	10.42%	19.78%	15.05%	15.01%	10.31%	15.09%	6.22%
Return on average tangible equity	12.37%	23.52%	17.91%	17.93%	11.91%	17.92%	7.17%
Efficiency ratio	70.46%	53.01%	58.76%	57.48%	66.68%	60.56%	74.70%
Earning asset yield	3.25%	3.56%	3.66%	3.96%	3.95%	3.40%	4.13%
Cost of interest bearing liabilities	0.44%	0.50%	0.64%	0.75%	0.89%	0.47%	1.00%
Net interest margin	2.93%	3.20%	3.20%	3.39%	3.31%	3.06%	3.39%
Tax equivalent effect	0.01%	0.01%	0.01%	0.02%	0.01%	0.01%	0.01%
Net interest margin, tax equivalent	2.94%	3.21%	3.21%	3.41%	3.32%	3.07%	3.40%
Non interest income/Average assets	1.97%	3.41%	2.87%	3.42%	2.95%	2.67%	1.93%
Non interest expense/Average assets	3.33%	3.40%	3.45%	3.73%	3.99%	3.37%	3.78%
Net noninterest expense/Average assets	-1.37%	0.00%	-0.58%	-0.30%	-1.04%	-0.69%	-1.85%

ASSET QUALITY RATIOS:
Gross charge-offs	26	52	57	32	254	78	654
Recoveries	6	54	39	11	10	60	13
Net charge-offs	20	(2)	18	21	244	18	641
Nonaccruing loans/Total loans	0.43%	0.66%	0.74%	0.72%	0.72%	0.43%	0.72%
Nonperforming loans/Total loans	0.51%	0.76%	0.83%	0.81%	0.81%	0.51%	0.81%
Nonperforming assets/Loans & OREO	0.70%	0.76%	0.83%	0.82%	0.86%	0.70%	0.86%
Nonperforming assets/Total assets	0.46%	0.49%	0.58%	0.60%	0.64%	0.46%	0.64%
Allowance for loan loss/Nonperforming loans	304.28%	207.28%	173.77%	163.84%	136.45%	304.28%	136.45%
Allowance for loan loss/Total loans	1.56%	1.57%	1.44%	1.33%	1.11%	1.56%	1.11%
Net loan charge-offs/Average loans (ann.)	0.01%	(0.00%)	0.01%	0.01%	0.11%	0.00%	0.15%
Loan loss provision/Net charge-offs	0.00%	(37500.00%)	4444.44%	8571.43%	532.79%	4166.67%	296.41%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	77.95%	75.72%	83.19%	87.36%	91.01%	77.95%	91.01%
Equity/ Assets	10.97%	10.86%	11.36%	11.60%	11.46%	10.97%	11.46%
Tangible equity/Tangible assets	9.41%	9.30%	9.73%	9.92%	9.75%	9.41%	9.75%
Common equity tier 1 ratio (Bank)	13.11%	13.08%	12.91%	12.71%	11.97%	13.11%	11.97%

END OF PERIOD BALANCES
Total assets	1,312,507	1,325,867	1,257,839	1,218,241	1,202,936	1,312,507	1,202,936
Total loans	850,513	848,176	872,723	885,850	901,548	850,513	901,548
Deposits	1,091,034	1,120,196	1,049,011	1,014,015	990,587	1,091,034	990,587
Stockholders equity	144,017	143,966	142,923	141,347	137,881	144,017	137,881
Goodwill and intangibles	22,710	22,728	22,745	22,763	22,813	22,710	22,813
Tangible equity	121,307	121,238	120,178	118,584	115,068	121,307	115,068
Mortgage servicing portfolio	1,323,804	1,304,097	1,299,698	1,293,037	1,261,746	1,323,804	1,261,746
Wealth/Brokerage assets under care	600,904	576,503	558,409	522,360	495,025	600,904	495,025
Total assets under care	3,237,215	3,206,467	3,115,946	3,033,638	2,959,707	3,237,215	2,959,707
Full-time equivalent employees	256	246	244	251	254	256	254
Period end common shares outstanding	7,027	7,242	7,372	7,545	7,668	7,027	7,668
Market capitalization (all)	129,998	132,239	134,760	101,782	127,442	129,998	127,442

AVERAGE BALANCES
Total assets	1,329,348	1,281,635	1,238,790	1,216,843	1,169,030	1,306,355	1,115,527
Total earning assets	1,251,213	1,203,284	1,156,718	1,090,386	1,073,490	1,227,359	1,028,114
Total loans	853,794	862,898	893,244	907,483	898,216	858,321	865,595
Deposits	1,115,186	1,073,641	1,031,649	1,007,679	946,053	1,094,269	900,812
Stockholders equity	144,315	143,167	142,418	139,908	141,821	143,709	139,521
Goodwill and intangibles	22,718	22,736	22,754	22,787	19,066	22,727	18,537
Tangible equity	121,597	120,431	119,664	117,121	122,755	120,982	120,984
Average basic shares outstanding	7,148	7,317	7,487	7,607	7,708	7,232	7,750
Average diluted shares outstanding	7,200	7,335	7,487	7,607	7,708	7,256	7,750

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Six Months Ended June 30, 2021 and 2020

($ in thousands)	Three Months Ended Jun. 30, 2021			Three Months Ended Jun. 30, 2020
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$390,036	$835	0.86%	$168,373	$510	1.21%
Nontaxable securities	7,383	85	4.61%	6,901	81	4.69%
Loans, net	853,794	9,243	4.33%	898,216	10,004	4.46%
Total earning assets	1,251,213	10,163	3.25%	1,073,490	10,595	3.95%
Cash and due from banks	6,992			18,937
Allowance for loan losses	(13,565)			(9,369)
Premises and equipment	23,988			23,896
Other assets	60,720			62,076
Total assets	$1,329,348			$1,169,030

Liabilities
Savings, MMDA and interest bearing demand	$672,803	$464	0.28%	$473,793	$1,215	1.03%
Time deposits	183,138	354	0.77%	251,482	334	0.53%
Repurchase agreements & other	23,607	12	0.20%	19,200	20	0.42%
Advances from Federal Home Loan Bank	7,066	51	2.89%	24,472	92	1.50%
Trust preferred securities	10,310	50	1.94%	10,310	62	2.41%
Subordinated debt	9,880	75	3.04%	-	-	0.00%
Total interest bearing liabilities	906,804	1,006	0.44%	779,257	1,723	0.88%

Non interest bearing demand	259,245	-		220,778	-

Total funding	1,166,049		0.35%	1,000,035		0.69%

Other liabilities	18,984			27,174

Total liabilities	1,185,033			1,027,209

Equity	144,315			141,821
Total liabilities and equity	$1,329,348			$1,169,030

Net interest income		$9,157			$8,872

Net interest income as a percent of average interest-earning assets - GAAP measure			2.93%			3.31%

Net interest income as a percent of average interest-earning assets - non GAAP			2.94%			3.32%
- Computed on a fully tax equivalent (FTE) basis

	Six Months Ended Jun. 30, 2021			Six Months Ended Jun. 30, 2020
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$361,566	$1,478	0.82%	$155,787	$1,202	1.54%
Nontaxable securities	7,472	173	4.63%	6,732	159	4.72%
Loans, net	858,321	19,217	4.48%	865,595	19,878	4.59%
Total earning assets	1,227,359	20,868	3.40%	1,028,114	21,239	4.13%

Cash and due from banks	7,769			12,693
Allowance for loan losses	(13,206)			(9,118)
Premises and equipment	23,743			23,797
Other assets	60,690			60,041
Total assets	$1,306,355			$1,115,527

Liabilities
Savings, MMDA and interest bearing demand	$643,962	$972	0.30%	$458,116	$2,298	1.00%
Time deposits	194,955	808	0.83%	252,912	1,131	0.89%
Repurchase agreements & Other	23,869	23	0.19%	20,868	48	0.46%
Advances from Federal Home Loan Bank	7,530	107	2.84%	20,302	192	1.89%
Trust preferred securities	10,310	101	1.96%	10,310	150	2.91%
Subordinated debt	5,646	75	2.66%	-	-	0.00%
Total interest bearing liabilities	886,272	2,086	0.47%	762,508	3,819	1.00%

Non interest bearing demand	255,352		0.37%	189,784		0.80%

Total funding	1,141,624			952,292

Other liabilities	21,022			23,714

Total liabilities	1,162,646			976,006

Equity	143,709			139,521
Total liabilities and equity	$1,306,355			$1,115,527

Net interest income		$18,782			$17,420

Net interest income as a percent of average interest-earning assets - GAAP measure			3.06%			3.39%

Net interest income as a percent of average interest-earning assets - non GAAP			3.07%			3.40%
- Computed on a fully tax equivalent (FTE) basis

	Three Months Ended		Six Months Ended
Non-GAAP reconciliation ($ in thousands, except per share & ratios)	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020

Total Operating Revenue	$15,694	$17,487	$36,241	$28,196
Adjustment to (deduct)/add OMSR impairment*	99	1,088	(2,606)	3,300
Adjusted Total Operating Revenue	15,793	18,575	33,635	31,496

Total Operating Expense	$11,076	$11,662	$21,985	$21,068
Adjustment for merger expenses**	-	(1,241)	-	(1,241)
Adjusted Total Operating Expense	11,076	10,421	21,985	19,827

Income before Income Taxes	4,618	4,525	13,506	5,228
Adjustment for OMSR & merger expenses	99	2,329	(2,606)	4,541
Adjusted Income before Income Taxes	4,717	6,854	10,900	9,769

Provision for Income Taxes	857	870	2,664	892
Adjustment for OMSR & merger expenses***	21	489	(547)	954
Adjusted Provision for Income Taxes	878	1,359	2,117	1,847

Net Income	3,761	3,655	10,842	4,336
Adjustment for OMSR & merger expenses	79	1,840	(2,059)	3,587
Adjusted Net Income	3,840	5,495	8,783	7,924

Diluted Earnings per Share	0.52	0.47	1.49	0.56
Adjustment for OMSR & merger expenses	0.01	0.24	(0.28)	0.46
Adjusted Diluted Earnings per Share	$0.53	$0.71	$1.21	$1.03

Return on Average Assets	1.13%	1.25%	1.66%	0.78%
Adjustment for OMSR & merger expenses	0.02%	0.63%	-0.16%	0.64%
Adjusted Return on Average Assets	1.16%	1.88%	1.50%	1.42%

*valuation adjustment to the Company's mortgage servicing rights

**transaction costs related to the Edon acquisition

***tax effect is calculated using a 21% statutory federal corporate income tax rate